Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER,

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William A. Koertner, Chief Executive Officer and President of MYR Group Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)                                     The Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)                                     The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 6, 2014	/S/ WILLIAM A. KOERTNER

Chief Executive Officer and President